UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2016

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 13, 2016, InVivo Therapeutics, Inc. (the “Company”) issued a press release announcing that Health Canada has approved the Company’s Investigational Testing Authorization application to commence clinical studies in Canada.  A copy of this press release is attached hereto as Exhibit 99.1.  In addition, on July 13, 2016, the Company posted an update to the “CEO’s Perspective” section of its website entitled “Epidemiology and Market Opportunity Around the World” at www.invivotherapeutics.com/about-invivo/ceo-perspective/.

The information included in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 13, 2016 (furnished and not filed for purposes of Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: July 13, 2016	By:	/s/ Tamara Joseph
Name: Tamara Joseph
Title: SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 13, 2016 (furnished and not filed for purposes of Item 7.01)